UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2021

Digital Turbine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

This Amendment No. 1 on Form 8-K/A is filed to amend the Current Report on Form 8-K filed by Digital Turbine, Inc. (the “Company”) with the Securities and Exchange Commission on May 4, 2021 (the “Initial Form 8-K”), which was filed in connection with the closing of the acquisition (the “Acquisition”) of AdColony Holding AS, a Norway company (“AdColony”), on April 29, 2021. This Amendment No. 1 on Form 8-K/A is filed for the purpose of amending the Initial Form 8-K to provide certain historical audited financial statements of AdColony and unaudited pro forma financial information of the Company and AdColony after giving effect to the Acquisition as required by Item 9.01 and pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X and the Consent of PwC filed herewith as Exhibit 23.1. The other items to the Initial Form 8-K remain unchanged and are not amended hereby.

Item 9.01 Financial Statements and Exhibits

(a)            Financial Statements of Businesses Acquired.

The audited financial statements of AdColony as of December 31, 2020, and December 31, 2019 and January 1, 2019 and for each of the two years in the period ended December 31, 2020 are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b)           Pro forma Financial Information.

The unaudited pro forma combined financial information of the Company and AdColony as of and for the fiscal year ended March 31, 2021 is filed as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference.

(d)           Exhibits.

Exhibit No.	Description
23.1	Consent of PwC, independent accountants of AdColony Holding AS.

99.1	Audited financial statements of AdColony Holding AS as of December 31, 2020, December 31, 2019 and January 1, 2019 and for each of the two years in the period ended December 31, 2020.

99.2	Unaudited pro forma combined financial information of the Company and AdColony Holding AS as of and for the fiscal year ended March 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Digital Turbine, Inc.
Dated: July 14, 2021

	By:	/s/ Barrett Garrison
Barrett Garrison
Executive Vice President and Chief Financial Officer